                               PROSPECTUS SUPPLEMENT
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                SEPARATE ACCOUNT KGC
                    SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

                                      ***

The Company has received approval to offer a disability rider in addition to the enhanced death benefit rider under contracts issued in New York. The second paragraph "OPTIONAL BENEFIT RIDERS" under "10. OTHER INFORMATION" on page P-4 of the Profile is deleted and replaced with the following:

    OPTIONAL BENEFIT RIDERS. Three optional benefit riders are offered for separate monthly charges. Note: in New York the Living Benefits Rider is not available.

The fifth paragraph under "10. OTHER INFORMATION" on page P-4 of the Profile is amended to read in its entirety as follows:

    DISABILITY RIDER: Under this rider, you may receive your money without a surrender charge if you become physically disabled after issue and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months.

The following sentence is added to the first paragraph under "DISABILITY RIDER" on page 33 of the prospectus: "Under New York Contracts, the disability also must exist for a continuous period of at least four months."

                                      ***

The second sentence of the sixth paragraph under "WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?" on page 9 of the Prospectus is deleted and replaced with the following: "Due to state law restrictions, the Living Benefits Rider is not available under New York Contracts."

The following sentence is added at the beginning of the paragraph "LIVING BENEFITS RIDER" on page 32 of the Prospectus: "(Due to state law restrictions, this rider is not available under New York Contracts)."

                                      ***

Effective for all Contracts, any portion of an initial net payment (or a subsequent net payment received during the Contract's first fifteen days) allocated to a Sub-Account or to a Guarantee Period Account will be invested as requested and will not be held in the Money Market Portfolio for the Contract's
first fifteen days.   As such, the second and third sentences of the third
paragraph under "A. PAYMENTS" on page 19 are deleted.

                                      ***

Effective for all New York Contracts, if the Owner revokes the Contract within ten days after receipt, the Company will provide a refund equal to the amount of gross payments.

The following sentence is added to "CAN I EXAMINE THE CONTRACT?" on page 10 of the Prospectus: "In New York, you will receive a refund equal to your entire payment."

The following sentence is added at the end of the second paragraph of "B. RIGHT TO REVOKE CONTRACT" on page 19 of the Prospectus:

    Notwithstanding the above, under Contracts issued in New York, the Company will provide a refund equal to the Owner's gross payments.

                                      ***

The following is added as the fifth paragraph under "PERFORMANCE INFORMATION" on page 13 of the Prospectus:

    The Yield of a Sub-Account investing in a Portfolio other than the Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The Yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

                                      ***

Part 1 of APPENDIX B-SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT is deleted and replaced in its entirety by the following:

PART 1:  SURRENDER CHARGES

FULL SURRENDER
Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge Amount is equal to 15% of the Accumulated Value. The table below presents examples of the surrender charge resulting from a full surrender, based on hypothetical Accumulated Values.


                                  WITHDRAWAL
                                   WITHOUT
                 HYPOTHETICAL     SURRENDER       SURRENDER
CONTRACT         ACCUMULATED        CHARGE          CHARGE        SURRENDER
  YEAR              VALUE           AMOUNT        PERCENTAGE       CHARGE
  ----              -----           ------        ----------       ------
   1             $54,000.00      $ 8,100.00           7%          $3,213.00
   2              58,320.00        8,748.00           6%           2,974.32
   3              62,985.60        9,447.84           5%           2,500.00
   4              68,024.45       10,203.67           4%           2,000.00
   5              73,466.40       11,019.96           3%           1,500.00
   6              79,343.72       11,901.56           2%           1,000.00
   7              85,691.21       12,853.68           0%               0.00

WITHDRAWALS
Assume a payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge Amount is equal to 15% of the current Accumulated Value in the Contract. The table below presents examples of the surrender charge resulting from withdrawals from the Owner's Contract based on hypothetical Accumulated Values.

                                          WITHDRAWAL
                                           WITHOUT
             HYPOTHETICAL                 SURRENDER     SURRENDER
CONTRACT     ACCUMULATED                   CHARGE         CHARGE      SURRENDER
  YEAR          VALUE      WITHDRAWALS     AMOUNT       PERCENTAGE      CHARGE
  ----          -----      -----------     ------       ----------      ------
   1         $54,000.00    $     0.00    $ 8,100.00         7%         $  0.00
   2          58,320.00          0.00      8,748.00         6%            0.00
   3          62,985.60          0.00      9,447.84         5%            0.00
   4          68,024.45     30,000.00     10,203.67         4%          791.85
   5          41,066.40     10,000.00      6,159.96         3%          115.20
   6          33,551.72      5,000.00      5,032.76         2%            0.00
   7          30,835.85     10,000.00      4,625.38         0%            0.00


Supplement Dated September 19, 1997.